UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2011

APPLE REIT TEN, INC.
(Exact name of registrant as specified in its charter)

Virginia	333-168971	27-3218228
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          Apple REIT Ten, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated June 2, 2011 and filed (by the required date) on June 7, 2011 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities and Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

	McKibbon Hotel Portfolio (8 Hotels)

(Knoxville, Tennessee SpringHill Suites; Gainesville, Florida Hilton Garden Inn; Richmond, Virginia SpringHill Suites; Pensacola, Florida TownePlace Suites; Mobile, Alabama Hampton Inn & Suites; Knoxville, Tennessee TownePlace Suites; Knoxville, Tennessee Homewood Suites and Gainesville, Florida Homewood Suites)

	(Audited)

	Independent Auditor’s Report	3
	Combined Balance Sheets – As of December 31, 2010 and 2009	4
	Combined Statements of Income – For the Years Ended December 31, 2010 and 2009	5
	Combined Statements of Owner’s (Deficit) – For the Years Ended December 31, 2010 and 2009	6
	Combined Statements of Cash Flows – For the Years Ended December 31, 2010 and 2009	7
	Notes to Combined Financial Statements	8

	(Unaudited)

	Combined Balance Sheets – As of March 31, 2011 and 2010	19
	Combined Statements of Income – For the Three Months Ended March 31, 2011 and 2010	20
	Combined Statements of Owner’s (Deficit) – For the Three Months Ended March 31, 2011 and 2010	21
	Combined Statements of Cash Flows – For the Three Months Ended March 31, 2011 and 2010	22

(b)	Pro forma financial information.

	The below pro forma financial information pertains to the hotels referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

	Apple REIT Ten, Inc. (Unaudited)

	Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2011	23
	Notes to Pro Forma Condensed Consolidated Balance Sheet	25
	Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2010 and Three Months Ended March 31, 2011	26
	Notes to Pro Forma Condensed Consolidated Statement of Operations	29

(c)	Shell company transactions.

	Not Applicable

(d)	Exhibits.

	None

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors
Apple REIT Ten, Inc.

We have audited the accompanying combined balance sheets of McKibbon Hotel Portfolio as of December 31, 2010 and 2009, and the related combined statements of income, owner’s (deficit), and cash flows for the years then ended. These combined financial statements are the responsibility of the Hotel’s management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of McKibbon Hotels Portfolio as of December 31, 2010 and 2009, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Mauldin & Jenkins, LLC

Atlanta, Georgia
June 21, 2011

McKIBBON HOTEL PORTFOLIO

COMBINED BALANCE SHEETS
DECEMBER 31, 2010 AND 2009

	2010	2009

ASSETS

Current assets
Cash and cash equivalents	$6,037,296	$5,406,561
Accounts receivable	308,254	195,754
Inventory	2,349	1,766
Escrow deposits	283,923	257,307
Prepaid expenses	240,331	219,047

Total current assets	6,872,153	6,080,435

Other assets
Franchise fees, net of accumulated amortization of $99,287 and $76,727, respectively	239,113	261,673
Loan origination costs, net of accumulated amortization of $1,058,200 and $885,893, respectively	473,150	645,457
Restricted deposits	1,022,552	773,935
Other assets	630,496	572,196

	2,365,311	2,253,261

Property and equipment
Land	6,333,323	6,333,323
Building and improvements	41,173,359	41,173,359
Grounds and landscaping	6,129,930	6,127,430
Furniture, fixtures and equipment	15,855,550	15,677,980
Accumulated depreciation	(18,667,631)	(15,211,894)

Net property and equipment	50,824,531	54,100,198

Total assets	$60,061,995	$62,433,894

LIABILITIES AND OWNER’S (DEFICIT)

Current liabilities
Accounts payable	$323,855	$467,194
Accounts payable - related party	154,495	124,154
Accrued mortgage interest	222,584	227,522
Current portion of mortgage payable	14,438,990	2,155,448
Accrued payroll	166,932	155,043
Accrued expenses	323,746	319,669
Deferred revenue	140,279	153,611

Total current liabilities	15,770,881	3,602,641

Mortgage payable, less current maturities	53,405,216	67,563,713

Total liabilities	69,176,097	71,166,354

Owner’s (deficit)	(9,114,102)	(8,732,460)

Total Liabilities and Owners’ (Deficit)	$60,061,995	$62,433,894

See Notes to Combined Financial Statements.

McKIBBON HOTEL PORTFOLIO

COMBINED STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	2010	2009

Revenues
Rooms	$21,902,971	$20,891,139
Restaurant	221,255	235,431
Other	288,590	278,488

Total revenues	22,412,816	21,405,058

Operating expenses
Rooms	3,942,685	3,848,477
Restaurant	97,766	96,831
Other operating departments	162,018	173,605
Hotel administration	2,368,633	2,326,514
Advertising and promotion	1,729,233	1,624,251
Utilities	1,153,697	1,175,060
Repairs and maintenance	839,516	797,915
Property taxes, insurance and other	1,069,529	1,189,028
Depreciation	3,901,242	4,276,487
Amortization	181,535	181,533
Management fees	672,338	642,111
Franchise fees	806,303	740,374
Incentive fees	456,277	420,638
State excise taxes	136,395	118,557
Ground lease	129,939	155,904

Total operating expenses	17,647,106	17,767,285

Income from operations	4,765,710	3,637,773

Financial (income) expense
Interest income	(42,749)	(21,790)
Interest expense	3,270,101	3,413,511

Total other income	3,227,352	3,391,721

Net income	$1,538,358	$246,052

See Notes to Combined Financial Statements.

McKIBBON HOTEL PORTFOLIO

COMBINED STATEMENTS OF OWNER’S (DEFICIT)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

Balance, December 31, 2008	$(6,448,512)
Net income	246,052
Distributions to owners	(2,530,000)

Balance, December 31, 2009	(8,732,460)
Net income	1,538,358
Contributions from owners	300,000
Distributions to owners	(2,220,000)

Balance, December 31, 2010	$(9,114,102)

See Notes to Combined Financial Statements.

McKIBBON HOTEL PORTFOLIO

COMBINED STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	2010	2009

Cash flows from operating activities
Net income	$1,538,358	$246,052

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	3,901,242	4,276,487
Amortization	181,535	181,533
(Increase) decrease in assets:
Accounts receivable	(112,500)	118,921
Prepaid expenses	(21,284)	(36,859)
Inventory	(583)	734
Other assets	(58,300)	546,152
Increase (decrease) in liabilities:
Accounts payable	(143,339)	(151,915)
Accounts payable - related party	30,341	(12,993)
Accrued mortgage interest	(4,938)	21,848
Accrued payroll	11,889	(3,392)
Accrued expense	4,077	(6,473)

Total adjustments	3,788,140	4,934,043

Net cash provided by operating activities	5,326,498	5,180,095

Cash flows from investing activities
Purchases of fixed assets	(625,575)	(72,810)
Increase in:
Escrow deposits	(26,616)	(72,958)
Restricted cash accounts	(248,617)	(270,931)

Net cash (used in) investing activities	(900,808)	(416,699)

Cash flows from financing activities
Principal payments on mortgage payable	(1,874,955)	(2,061,588)
Contributions from owners	300,000	—
Distributions to owners	(2,220,000)	(2,530,000)

Net cash used in financing activities	(3,794,955)	(4,591,588)

Net increase in cash and cash equivalents	630,735	171,808

Cash and cash equivalents at beginning of year	5,406,561	5,234,753

Cash and cash equivalents at end of year	$6,037,296	$5,406,561

Supplemental Disclosures
Cash paid for interest	$3,275,039	$3,391,663

See Notes to Combined Financial Statements.

McKIBBON HOTEL PORTFOLIO NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 1.	NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Business:

The accompanying combined financial statements present the financial information of the following Hotel properties (the Hotels):

McKibbon Hotel Group of Gainesville, Florida #2, L.P. is a Georgia limited partnership which was formed for the purpose of developing and operating a Homewood Suites and operating the hotel under a management agreement with McKibbon Hotel Group / McKibbon Hotel Management (the Manager). The hotel is located in Gainesville, Florida.

McKibbon Hotel Group of Gainesville, Florida #3, LLC is a Georgia limited liability company which was formed for the purpose of developing and operating a Hilton Garden Inn and operating the hotel under a management agreement with McKibbon Hotel Group / McKibbon Hotel Management (the Manager). The hotel is located in Gainesville, Florida.

McKibbon Hotel Group of Knoxville, Tennessee #3, L.P. is a Georgia limited partnership which was formed for the purpose of developing and operating a TownePlace Suites by Marriott hotel and operating the hotel under a management agreement with McKibbon Hotel Group / McKibbon Hotel Management (the Manager). The hotel is located in Knoxville, Tennessee.

McKibbon Hotel Group of Mobile, Alabama #5, LLC is an Georgia limited liability company which was formed for the purpose of developing and operating a Hampton Inn and Suites hotel and operating the hotel under a management agreement with McKibbon Hotel Group / McKibbon Hotel Management (the Manager). The hotel is located in Mobile, Alabama.

MHG-TC, LLC is a Tennessee limited liability company which was formed for the purpose of developing and operating a Homewood Suites hotel and operating the hotel under a management agreement with McKibbon Hotel Group / McKibbon Hotel Management (the Manager). The hotel is located in Knoxville, Tennessee.

MHG-TC #2, LLC is a Tennessee limited liability company which was formed for the purpose of developing and operating a SpringHill Suites by Marriott hotel and operating the hotel under a management agreement with McKibbon Hotel Group / McKibbon Hotel Management (the Manager). The hotel is located in Knoxville, Tennessee.

MHG of Pensacola, Florida, LLC is a Georgia limited liability company which was formed for the purpose of developing and operating a TownePlace Suites by Marriott hotel and operating the hotel under a management agreement with McKibbon Hotel Group / McKibbon Hotel Management (the Manager). The hotel is located in Pensacola, Florida.

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 1.	NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Nature of Business (Continued):

MHG of Richmond, Virginia, LLC is a Georgia limited liability company which was formed for the purpose of developing and operating a SpringHill Suites by Marriott hotel and operating the hotel under a management agreement with McKibbon Hotel Group / McKibbon Hotel Management (the Manager). The hotel is located in Richmond, Virginia.

Each of the Hotels primary operations consist of offering temporary lodging to the general public at their respective locations.

Significant Accounting Policies:

Basis of Combination:

The accompanying financial statements of McKibbon Hotels Portfolio include the accounts of McKibbon Hotel Group of Gainesville, Florida #2, L.P., McKibbon Hotel Group of Gainesville, Florida #3, LLC, McKibbon Hotel Group of Knoxville, Tennessee #3, L.P., McKibbon Hotel Group of Mobile, Alabama #5, LLC, MHG-TC, LLC, MHG-TC #2, LLC, MHG of Pensacola, Florida, LLC, and MHG of Richmond, Virginia, LLC (collectively the Hotels). The Hotels are separate legal entities that share management and common ownership. There are no significant intercompany balances or transactions to be eliminated in combination.

Basis of Presentation:

The accompanying financial statements of the Hotels have been prepared on the accrual basis of accounting and conform to accounting principles generally accepted in the United States of America. The Hotels, included in the financial statements as the McKibbon Hotel Portfolio, represent a combined group of hotels that operate individually. Management of the Hotels selected the Hotels to be included in the combined financial statements as McKibbon Hotel Portfolio.

Member Assets, Liabilities and Salaries:

In accordance with the generally accepted method of presenting limited liability companies and partnership financial statements, the combined financial statements do not include assets and liabilities of any member, including their obligation for income taxes on their distributive shares of the net income of the limited liability companies or partnership nor any provision for income tax expense. The expenses shown in the statement of income do not include any salaries to the members.

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 1.	NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Significant Accounting Policies: (Continued)

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents:

The Hotels consider all highly liquid debt instruments purchased with maturity dates of three months or less to be cash equivalents. Cash balances are federally insured up to $250,000 and the Hotels occasionally maintain balances that may exceed this amount. The Hotels have not experienced any losses in such accounts and believe they are not exposed to any significant credit risk on its cash.

Restricted Deposits:

As required by some debt agreements, some of the Hotels are required to fund renewal and replacements accounts. These funds are held by the mortgage holder and may be released to fund repairs and replacement costs.

Receivables:

The Hotels report trade receivables at gross amounts due from customers. Because historical losses related to these receivables have been insignificant, management uses the direct write-off method to account for bad debts. Management analyzes delinquent receivables on a continuing basis. Once these receivables are determined to be uncollectible, they are written off through a charge against operations.

Asset Impairment:

The Hotels review their long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets held and used is measured by a comparison of the carrying amount of an asset to undiscounted expected cash flows. Future events could cause the Hotels to conclude that impairment indicators exist and that long-lived assets may be impaired. To date, no impairment losses have been recorded.

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 1.	NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Significant Accounting Policies: (Continued)

Franchise Fees:

Franchise fees are amortized on a straight-line basis, which approximates the effective interest method, over the term of the agreement commencing on the hotel opening dates.

Loan Origination Costs:

Permanent loan costs are amortized using straight-line method, which approximates the effective interest method, over the terms of the respective mortgages.

Property and Equipment:

Property and equipment are stated at cost. Interest and property taxes incurred during the construction of the facilities were capitalized and are depreciated over the life of the asset. Additions, replacements, and betterments are charged to the property accounts, while repairs and maintenance are charged to expense as incurred. Depreciation is calculated on a straight-line basis over the estimated useful lives of the assets. The useful lives of assets are: 39 years for buildings, 15 years for improvements and 3 to 5 years for furniture, fixtures and equipment.

Revenue Recognition:

Revenue is recognized as earned, which is generally defined as the date upon which a guest occupies a room or consummation of purchases of other hotel services.

Deferred Revenue:

Deferred revenue consists of unearned franchise incentive fees received from the franchisor. These fees are to be taken into income ratably in a manner consistent with amortization of the franchise license.

Sales Taxes:

The Hotels collect various taxes from customers and remits these amounts to applicable taxing authorities. The Hotels’ accounting policy is to exclude these taxes from revenues and cost of sales.

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 1.	NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Significant Accounting Policies: (Continued)

Income Taxes:

The Hotels, with the consent of its owners, have elected to be taxed under sections of Federal income tax law, which provide that, in lieu of entity income taxes, the owners separately account for the Hotels’ items of income, deductions, losses and credits. As a result of this election, no income taxes have been recognized in the accompanying financial statements.

The Financial Accounting Standards Board issued new guidance on accounting for uncertainty in income taxes. The Hotels adopted this new guidance for the year ended December 31, 2009. Management evaluated the Hotel’s tax positions and concluded that the Hotel had taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of this guidance. With few exceptions, the Hotels are no longer subject to income tax examinations by the U.S. federal, state or local tax authorities for years before 2007.

Subsequent Events:

Subsequent events have been evaluated through June 21, 2011, the date the financial statements were available to be issued.

NOTE 2.	ESCROW DEPOSITS

Escrow deposits at December 31, 2010 and 2009, consisted of the following:

		2010	2009

Hilton Garden Inn	Property tax	$64,284	$15,683
- Gainesville, Florida	Property insurance	40,605	30,855

TownePlace Suites by Marriot	Property tax	34,572	37,787
- Knoxville, Tennessee	Property insurance	28,459	30,955

HomeWood Suites	Property tax	91,974	84,429
- Knoxville, Tennessee	Property insurance	24,029	57,598

		$283,923	$257,307

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 3.	MORTGAGE PAYABLE

Mortgages payable at December 31, 2010 and 2009, consisted of the following:

	2010	2009

Homewood Suites - Gainesville, Florida: Note with Wells Fargo Bank; matures March 2017; interest at 5.892%; secured by the hotel, escrow deposits and general intangibles.	$13,268,524	$13,444,449

Hilton Garden Inn - Gainesville, Florida: Note with Hamilton StateBank; matures March 2012; interest at prime minus 0.5%; secured by the hotel.	7,627,927	7,910,109

TownePlace Suites - Knoxville, Tennessee: Note with Berkadia Commercial Mortgage; matures November 2015; interest at 5.45%; secured by the hotel, escrow deposits and general intangibles.	7,511,813	7,706,860

TownePlace Suites - Knoxville, Tennessee: Note with McKibbon Hotel Group, Inc.; subordinated 3.25% note matures April 2011;	275,000	—

Hampton Inn and Suites - Mobile, Alabama: Note with Wells FargoBank; matures September 2011; interest at prime minus 0.5%; secured by the hotel.	6,169,033	6,548,665

Homewood Suites - Knoxville, Tennessee: Note with Wells FargoBank; matures October 2016: interest at 6.297%; secured by the hotel, escrow deposits and general intangibles.	11,598,485	11,758,327

SpringHill Suites - Knoxville, Tennessee: Note with SunTrust Bank; matures April 2011: interest at LIBOR plus 2.0%; secured by the hotel.	6,457,075	6,762,768

TownePlace Suites - Pensacola, Florida: Note with Regions Bank; matures November 2013; interest at LIBOR plus 2.0%; secured by the hotel.	6,766,333	7,143,997

SpringHill Suites - Richmond, Virginia: Note with SunTrust Bank matures March 2012; interest at prime minus 0.75% with 4.95%/8.95% ceiling/floor; secured by the hotel.	8,170,016	8,443,986

	$67,844,206	$69,719,161

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 3.	MORTGAGE PAYABLE (CONTINUED)

Future maturities are as follows at December 31:

2011	$14,438,990
2012	16,192,454
2013	6,622,813
2014	672,296
2015	7,072,356
Thereafter	22,845,297

$67,844,206

Total interest expense on mortgage notes payable during December 31, 2010 and 2009 was $3,270,101 and $3,413,511, respectively.

NOTE 4.	RESTRICTED DEPOSITS

Pursuant to the loan agreements, some Hotels are required to make monthly deposits designated to fund hotel fixed assets replacements and refurbishments and such funds are held by the lender. As expenditures arise the Hotels request funds held to fund replacement and refurbishment expenses. At December 31, 2010 and 2009, consisted of the following:

	2010	2009

McKibbon Hotel Group of Gainesville, Florida #2, L.P	$513,189	$368,057
McKibbon Hotel Group of Knoxville, Tennessee #3, L.P.	27,377	55,786
MHG-TC, LLC	481,986	350,092

	$1,022,552	$773,935

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 5.	INTANGIBLE ASSETS

Franchise Fees

Initial franchise fees totaling $338,400 were paid to Hilton Hotels and Marriott Hotels as of December 31, 2010 and 2009. Amortization expense totaled $22,561 for the years ended December 31, 2010 and 2009. The franchise fees are amortized over the lesser of the term of the franchise agreement or fifteen years.

Estimated aggregate amortization expense is as follows:

2011	$22,561
2012	22,561
2013	22,561
2014	22,561
2015	22,561
Thereafter	126,308

$239,113

The Hotels are subject to various franchise agreements with Hilton Hotels and Marriott Hotels, under which the Hotels agree to use the Franchisor’s trademark, standards of service (cleanliness, management, advertising) and construction quality and design. The agreements cover an initial term in excess of 15 years with varying renewal terms. The agreements provide for payment of franchise or royalty fees, which are calculated monthly and range from 4% to 5% of gross rental revenues. Franchise fees of $806,303 and $740,374 were paid in 2010 and 2009, respectively.

Loan Costs

Permanent loan costs totaling $1,531,350 have been paid for costs associated with mortgages obtained as of December 31, 2010 and 2009. Amortization expense totaled $172,306 for the years ended December 31, 2010 and 2009.

Estimated aggregate amortization expense is as follows:

2011	$154,240
2012	86,779
2013	71,723
2014	59,865
2015	57,278
Thereafter	43,265

$473,150

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 6.	DEFINED CONTRIBUTION RETIREMENT PLAN

Employees are allowed to participate in the McKibbon Brothers, Inc. 401(k) profit sharing plan. Enrollment date is in January or July following the employee’s first anniversary with the employer. Prior to 2009, the employer contributed $.50 for every $1.00 contributed by the participant, up to 10% of the participant’s compensation, from available business profits. The Hotels temporarily discontinued the matching of employee contributions from February 2009 to December 2010. Beginning January 2011, the employer will contribute $.25 for every $1.00 contributed by the participant, up to 10% of the participant’s compensation, from available business profits.

NOTE 7.	LEASE COMMITMENT

McKibbon Hotel Group of Gainesville, Florida #2, L.P. leases the land for its hotel site under a non-cancelable operating lease with McKibbon Land Holdings, LLC, an entity related through common control, for a term of 50 years.

McKibbon Hotel Group of Mobile, Alabama #5, LLC leases the land for its hotel site under a non-cancelable operating lease with McKibbon Brothers, Inc., an entity related through common control, for a term of 50 years.

Future minimum lease payments, by year and in the aggregate, under this non-cancelable operating lease consisted of the following at December 31, 2010:

2011	$129,000
2012	129,000
2013	129,000
2014	129,000
2015	129,000
Therafter	5,042,000

$5,687,000

Rental expense under these operating leases amounted to $129,939 and $155,904 during the years ended December 31, 2010 and 2009, respectively.

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 8.	RELATED PARTY TRANSACTIONS

The Hotels are subject to management agreements with McKibbon Hotel Group, Inc. and McKibbon Hotel Management, Inc. which cover an initial term of twenty years with varying renewal terms. The agreements provide for monthly payments of base management fees, accounting fees, asset management fees, technical service fees, external support fees and reimbursements of miscellaneous operating expenses, all of which are included in Hotel administration expense as reflected in the statement of income. Management, accounting and asset management fees paid to McKibbon Hotel Group, Inc. during the years ended December 31, 2010 and 2009 amounted to $907,005 and $878,234, respectively. Management and technical service fees paid to McKibbon Hotel Management, Inc. during the years ended December 31, 2010 and 2009 amounted to $80,995 and $74,305, respectively. Miscellaneous operating expenses paid to other related parties amounted to $17,536 and $12,486 for the years ended December 31, 2010 and 2009, respectively. Accounts payable at December 31, 2010 and 2009 consist of $154,495 and $124,154, respectively, for services rendered, are due to McKibbon Hotel Group, Inc. or McKibbon Hotel Management, Inc., which are under common control with the Hotels. At December 31, 2010 and 2009, there were no amounts in accounts payable due to related parties other than amounts disclosed above. Included in accounts receivable at December 31, 2010 and 2009 are $1,013 and $7,711, respectively, for refunds due from related parties.

During the years ended December 31, 2010 and 2009, the Hotels incurred tiered incentive management fees of $456,277 and $420,638, respectively, paid to McKibbon Hotel Group, Inc. based on excess cash flow after return on investment is determined.

Under the terms of the management agreements, the hotels are required to fund reserve accounts to ensure that funds are available for general liability claims not covered by insurance for amounts less than deductible and uninsured weather claims for coastal properties in the event of a hurricane or other natural disaster. Monies are deposited to a reserve account held by McKibbon Hotel Group, Inc. and are available for withdrawal by covered properties as needed. Included in other assets as reflected in the combined balance sheets is $243,672 and $185,372 of deposits held by McKibbon Hotel Group, Inc for the years ended December 31, 2010 and 2009.

As disclosed in Note 7, rental expense paid to related parties amounted to $129,939 and $155,904 during the years ended December 31, 2010 and 2009, respectively.

In addition, during 2010 McKibbon Hotel Group of Knoxville, Tennessee #3, L.P. borrowed from McKibbon Hotel Group, Inc. an amount of $275,000 which was outstanding at December 31, 2010. The note is due in April 2011 with interest at a rate of 3.25%. Interest expense recognized on related party notes payable during December 31, 2010 amounted to $6,538.

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 9.	SUBSEQUENT EVENTS

The Hotels have agreed to sell the real and personal property of McKibbon Hotel Group of Gainesville, Florida #2, L.P., McKibbon Hotel Group of Gainesville, Florida #3, LLC, McKibbon Hotel Group of Knoxville, Tennessee #3, L.P., McKibbon Hotel Group of Mobile, Alabama #5, LLC, MHG-TC, LLC, MHG-TC #2, LLC, MHG of Pensacola, Florida, LLC, and MHG of Richmond, Virginia, LLC to an unrelated party.

McKIBBON HOTEL PORTFOLIO

COMBINED BALANCE SHEETS
MARCH 31, 2011 AND 2010
Unaudited

	March 31, 2011	March 31, 2010

ASSETS

Current assets
Cash and cash equivalents	$4,620,708	$4,562,357
Accounts receivable	394,887	363,380
Inventory	4,375	2,600
Escrow deposits	224,161	278,551
Prepaid expenses	140,678	116,298

Total current assets	5,384,809	5,323,186

Other assets
Franchise fees, net of accumulated amortization of $104,926 and $99,287, respectively	233,474	256,033
Loan origination costs, net of accumulated amortization of $1,101,275 and $1,058,200, respectively	430,075	602,381
Restricted deposits	1,091,887	853,597
Other assets	630,496	640,764

	2,385,932	2,352,775

Property and equipment
Land	6,333,323	6,333,323
Building and improvements	41,173,359	41,173,359
Grounds and landscaping	6,129,930	6,127,430
Furniture, fixtures and equipment	16,062,596	15,682,101
Construction in process	—	246,548
Accumulated depreciation	(19,548,260)	(16,281,907)

Net property and equipment	50,150,948	53,280,854

Total assets	$57,921,689	$60,956,815

LIABILITIES AND OWNER’S EQUITY (DEFICIT)

Current liabilities
Accounts payable	$458,169	$442,764
Accounts payable - related party	156,460	138,088
Accrued mortgage interest	222,263	209,730
Current portion of mortgage payable	29,318,479	2,171,939
Accrued payroll	99,713	83,026
Accrued expenses	501,812	532,820
Deferred revenue	136,943	150,279

Total current liabilities	30,893,839	3,728,646

Mortgage payable, less current maturities	37,962,066	67,002,074

Total liabilities	68,855,905	70,730,720

Owner’s (deficit)	(10,934,216)	(9,773,905)

Total Liabilities and Owners’ (Deficit)	$57,921,689	$60,956,815

McKIBBON HOTEL PORTFOLIO

COMBINED STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010
Unaudited

	2011	2010

Revenues
Rooms	$5,203,109	$4,867,982
Restaurant	64,449	54,617
Other	58,077	52,289

Total revenues	5,325,635	4,974,888

Operating expenses
Rooms	970,922	901,404
Restaurant	32,293	21,997
Other operating departments	43,764	39,639
Hotel administration	666,864	597,517
Advertising and promotion	439,584	398,470
Utilities	271,106	270,098
Repairs and maintenance	217,845	206,726
Property taxes, insurance and other	273,625	306,184
Depreciation	880,630	1,070,013
Amortization	45,378	45,384
Management fees	159,758	149,241
Franchise fees	210,492	175,012
Incentive fees	91,137	72,376
State excise taxes	34,080	29,650
Ground lease	34,071	32,492

Total operating expenses	4,371,549	4,316,203

Income from operations	$954,086	$658,685

Financial (income) expense
Interest income	(7,387)	(1,278)
Interest expense	788,457	791,408

Total other income	781,070	790,130

Net income	$173,016	$(131,445)

McKIBBON HOTEL PORTFOLIO

COMBINED STATEMENTS OF OWNER’S (DEFICIT)
FOR THE THREE MONTHS ENDED MARCH 31, 2011 and 2010
Unaudited

	March 31, 2011	March 31, 2010

Balance, beginning	$(9,114,102)	$(8,732,460)
Net income (loss)	173,016	(131,445)
Contributions from owners	—	300,000
Distributions to owners	(1,993,130)	(1,210,000)

Balance, ending	$(10,934,216)	$(9,773,905)

McKIBBON HOTEL PORTFOLIO

COMBINED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010
Unaudited

	2011	2010

Cash flows from operating activities
Net income (loss)	$173,016	$(131,445)

Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	880,630	1,070,013
Amortization	45,378	45,384
(Increase) decrease in assets:
Accounts receivable	(86,633)	(167,626)
Prepaid expenses	99,653	102,749
Inventory	(2,026)	(834)
Other assets	—	(68,568)
Increase (decrease) in liabilities:
Accounts payable	134,314	(24,430)
Accounts payable - related party	1,965	13,934
Accrued mortgage interest	(321)	(17,792)
Accrued payroll	(67,219)	(72,017)
Accrued expense	178,066	213,151

Total adjustments	1,183,807	1,093,964

Net cash provided by operating activities	1,356,823	962,519

Cash flows from investing activities
Purchases of fixed assets	(207,047)	(250,669)
(Increase) decrease in:
Escrow deposits	59,762	(21,244)
Restricted cash accounts	(69,335)	(79,662)

Net cash (used in) investing activities	(216,620)	(351,575)

Cash flows from financing activities
Principal payments on mortgage payable	(563,661)	(545,148)
Contributions from owners	—	300,000
Distributions to owners	(1,993,130)	(1,210,000)

Net cash (used in) financing activities	(2,556,791)	(1,455,148)

Net decrease in cash	(1,416,588)	(844,204)

Cash and cash equivalents at beginning of period	6,037,296	5,406,561

Cash and cash equivalents at end of period	$4,620,708	$4,562,357

Supplemental Disclosures
Cash paid for interest	$788,778	$809,200

Apple REIT Ten, Inc.
Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2011 (unaudited)
(in thousands, except share data)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Ten, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date

CN Hotel Portfolio (1 Hotel):
Home2 Suites	Jacksonville, NC	$12.0	Pending

McKibbon Hotel Portfolio (8 Hotels):
SpringHill Suites	Knoxville, TN	14.5	June 2, 2011
Hilton Garden Inn	Gainesville, FL	12.5	June 2, 2011
SpringHill Suites	Richmond, VA	11.0	June 2, 2011
TownePlace Suites	Pensacola, FL	11.5	June 2, 2011
Hampton Inn & Suites	Mobile, AL	13.0	June 2, 2011
Homewood Suites	Knoxville, TN	15.0	July 19, 2011
TownePlace Suites	Knoxville, TN	9.0	Pending
Homewood Suites	Gainesville, FL	14.6	Pending

Hawkeye Hotel Portfolio (3 Hotels):
Homewood Suites	Cedar Rapids, IA	13.0	June 8, 2011
Hampton Inn & Suites	Cedar Rapids, IA	13.0	June 8, 2011
Hampton Inn & Suites	Davenport, IA	13.0	July 19, 2011

	Total	$152.1

This Pro Forma Condensed Consolidated Balance Sheet also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of MHH Management, LLC and Schulte Hospitality Group, Inc. under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Ten, Inc. and the historical balance sheets of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Ten, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of March 31, 2011 nor does it purport to represent the future financial position of Apple REIT Ten, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the historical balance sheets of the acquired hotels.

Balance Sheet as of March 31, 2011 (unaudited)
(In thousands, except share data)

	Company Historical Balance Sheet	Pro forma Adjustments		Total Pro forma

ASSETS
Investment in hotel properties, net	$89,983	$151,314	(A)	$241,297
Cash and cash equivalents	120,708	(119,958)	(D)	750
Other assets	1,161	2,999	(C)	4,160

Total Assets	$211,852	$34,355		$246,207

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Note payable	$—	32,049	(C)	$32,049
Accounts payable and accrued expenses	438	800	(C)	1,238

Total Liabilities	438	32,849		33,287

Preferred stock, authorized 30,000,000 shares	—	—		—
Series A preferred stock, no par value, authorized 400,000,000 shares	—	—		—
Series B convertible preferred stock, no par value, authorized 480,000 shares	48	—		48
Common stock, no par value, authorized 400,000,000 shares	215,642	4,930	(E)	220,572
Accumulated deficit	(2,421)	(3,424)	(B)	(5,845)
Cumulative distributions paid	(1,855)	—		(1,855)

Total Shareholders’ Equity	211,414	1,506		212,920

Total Liabilities and Shareholders’ Equity	$211,852	$34,355		$246,207

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)

The estimated total purchase price for the 12 properties that have been, or will be purchased after March 31, 2011 consists of the following. This purchase price allocation is preliminary and subject to change.

(In thousands)	Jacksonville, NC Home2 Suites	Cedar Rapids, IA Homewood Suites	Cedar Rapids, IA Hampton Inn & Suites	Davenport, IA Hampton Inn & Suites	Knoxville, TN SpringHill Suites	Gainesville, FL Hilton Garden Inn	Richmond, VA SpringHill Suites	Pensacola, FL TownePlace Suites	Mobile, AL Hampton Inn & Suites	Knoxville, TN TownePlace Suites	Knoxville, TN Homewood Suites	Gainesville, FL Homewood Suites	Total Combined

Purchase price per contract	$12,000	$13,000	$13,000	$13,000	$14,500	$12,500	$11,000	$11,500	$13,000	$9,000	$15,000	$14,550	$152,050
Other capitalized costs (credits) incurred	50	65	71	71	122	80	50	50	(1,475)	50	65	65	(736)

Investment in hotel properties	12,050	13,065	13,071	13,071	14,622	12,580	11,050	11,550	11,525	9,050	15,065	14,615	151,314	(A)

Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	240	260	260	260	290	250	220	230	260	180	300	291	3,041	(B)
Other acquisition related costs	30	33	33	33	36	31	28	29	33	23	38	36	383	(B)
Net other assets/(liabilities) assumed	(24)	(15)	(153)	(205)	(51)	(48)	(34)	(30)	1,467	(7,217)	(11,036)	(12,504)	(29,850)	(C)

Total purchase price	$12,296	$13,343	$13,211	$13,159	$14,897	$12,813	$11,264	$11,779	$13,285	$2,036	$4,367	$2,438	$124,888

Less: Cash on hand at March 31, 2011													(120,708)
Plus: Working capital requirements													750

													(119,958)	(D)

Equity proceeds needed for acquisitions and working capital													4,930	(E)

(B)

Represents costs incurred to complete the acquisition, including, title, legal, accounting and other related costs, as well as the commission paid to Apple Suites Realty Group totaling 2% of purchase price per contract.

(C)	Represents other assets and liabilities assumed in the acquisition of the hotel including, mortgage payable, debt service escrows, operational charges and credits and accrued property taxes.

(D)	Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisitions.

(E)	Represents the issuance of additional shares required to fund acquisitions.

Apple REIT Ten, Inc.
Pro Forma Condensed Consolidated Statements of Operations (unaudited)
For the year ended December 31, 2010 and three months ended March 31, 2011
(in thousands, except per share data)

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Ten, Inc. gives effect to the following hotel acquisition:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date

Hilton Garden Inn	Denver, CO	$58.5	March 4, 2011

CN Hotel Portfolio (4 Hotels):
Hampton Inn & Suites	Winston-Salem, NC	11.0	March 15, 2011
Fairfield Inn & Suites	Matthews, NC	10.0	March 25, 2011
TownePlace Suites	Columbia, SC	10.5	March 25, 2011
Home2 Suites	Jacksonville, NC	12.0	Pending

McKibbon Hotel Portfolio (8 Hotels):
SpringHill Suites	Knoxville, TN	14.5	June 2, 2011
Hilton Garden Inn	Gainesville, FL	12.5	June 2, 2011
SpringHill Suites	Richmond, VA	11.0	June 2, 2011
TownePlace Suites	Pensacola, FL	11.5	June 2, 2011
Hampton Inn & Suites	Mobile, AL	13.0	June 2, 2011
Homewood Suites	Knoxville, TN	15.0	July 19, 2011
TownePlace Suites	Knoxville, TN	9.0	Pending
Homewood Suites	Gainesville, FL	14.6	Pending

Hawkeye Hotel Portfolio (3 Hotels):
Homewood Suites	Cedar Rapids, IA	13.0	June 8, 2011
Hampton Inn & Suites	Cedar Rapids, IA	13.0	June 8, 2011
Hampton Inn & Suites	Davenport, IA	13.0	July 19, 2011

	Total	$242.1

These Pro Forma Condensed Consolidated Statements of Operations also assume all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Stonebridge Realty Advisors, Inc., MHH Management, LLC, Newport Hospitality Group, Inc. and Schulte Hospitality Group, Inc. under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Statements of Operations of Apple REIT Ten, Inc. and the historical Statements of Operations of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Ten, Inc. are not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed on the latter of January 1, 2010, or the date the hotel began operations nor do they purport to represent the future financial results of Apple REIT Ten, Inc.

The unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with, and is qualified in its entirety by the historical Statements of Operations of the acquired hotels.

Pro Forma Condensed Consolidated Statement of Operations (unaudited)
For the year ended December 31, 2010
(In thousands, except per share data)

	Company Historical Statement of Operations	Denver, CO Hilton Garden Inn (A)	CN Hotel Portfolio (A)	McKibbon Hotel Portfolio (A)	Hawkeye Hotel Portfolio (A)	Pro forma Adjustments		Total Pro forma

Revenue:
Room revenue	$—	$8,978	$3,339	$21,903	$6,644	$—		$40,864
Other revenue	—	2,372	59	510	67	—		3,008

Total revenue	—	11,350	3,398	22,413	6,711	—		43,872

Expenses
Operating expenses	—	3,798	1,097	7,925	1,946	—		14,766
General and administrative	28	1,635	34	2,369	387	750	(B)	5,203
Management and franchise fees	—	1,003	494	1,935	950	—		4,382
Taxes, insurance and other	—	374	234	1,336	451	—		2,395
Acquisition related costs	—	—	—	—	—	5,140	(H)	5,140
Depreciation of real estate owned	—	1,325	463	4,083	720	(6,591)	(C)	6,024
						6,024	(D)
Interest, net	3	753	324	3,227	1,365	(3,747)	(E)	1,925

Total expenses	31	8,888	2,646	20,875	5,819	1,576		39,835

Income tax expense	—	—	—	—	—	—	(G)	—

Net income (loss)	$(31)	$2,462	$752	$1,538	$892	$(1,576)		$4,037

Basic and diluted earnings per common share	$(3,083.50)							$0.21

Weighted average common shares outstanding - basic and diluted	—					19,582	(F)	19,582

Pro Forma Condensed Consolidated Statement of Operations (unaudited)
For the three months ended March 31, 2011
(In thousands, except per share data)

	Company Historical Statement of Operations	Denver, CO Hilton Garden Inn (A)	CN Hotel Portfolio (A)	McKibbon Hotel Portfolio (A)	Hawkeye Hotel Portfolio (A)	Pro forma Adjustments		Total Pro forma

Revenue:
Room revenue	$749	$1,273	$1,061	$5,203	$1,700	$—		$9,986
Other revenue	144	381	19	123	17	—		684

Total revenue	893	1,654	1,080	5,326	1,717	—		10,670

Expenses
Operating expenses	419	736	334	1,976	547	—		4,012
General and administrative	597	142	68	667	124	100	(B)	1,698
Management and franchise fees	65	224	96	461	229	—		1,075
Taxes, insurance and other	64	66	84	342	185	—		741
Acquisition related costs	2,020	—	—	—	—	(1,988)	(H)	32
Depreciation of real estate owned	214	225	135	926	246	(1,532)	(C)	1,657
						1,443	(D)
Interest, net	(96)	128	137	781	402	(878)	(E)	474

Total expenses	3,283	1,521	854	5,153	1,733	(2,855)		9,689

Income tax expense	—	—	—	—	—	—	(G)	—

Net income (loss)	$(2,390)	$133	$226	$173	$(16)	$2,855		$981

Basic and diluted earnings per common share	$(0.23)							$0.05

Weighted average common shares outstanding - basic and diluted	10,380					11,369	(F)	21,749

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A) Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2010 for the respective period prior to acquisition by the Company. The Company was initially formed on August 13, 2010, and had no operations prior to that date. Additionally, three properties began operations subsequent to January 1, 2010, and one property remained under construction as of March 31, 2011. Therefore, these hotels had limited historical operational activity prior to their opening. The properties and their applicable status are as follows: Winston-Salem, NC Hampton Inn & Suites, opened April 2010, Cedar Rapids, IA Homewood Suites, opened August 2010, Matthews, NC Fairfield Inn & Suites, opened November 2010 and Jacksonville, NC Home2 Suites is under construction.

(B) Represents adjustments to level of administrative and other costs associated with being a public company and owning additional properties, including the advisory fee, accounting and legal expenses, net of cost savings derived from owning multiple operating properties.

(C) Represents elimination of historical depreciation and amortization expense of the acquired properties.

(D) Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

(E) Interest expense related to prior owner’s debt which was not assumed has been eliminated.

(F) Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel, net of any debt assumed. The calculation assumes all properties were acquired on the latter of January 1, 2010, or the dates the hotels began operations.

(G) Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreement put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

(H) Represents costs incurred to complete acquisitions, including, title, legal, accounting and other related costs, as well as the commission paid to Apple Suites Realty Group totaling 2% of purchase price per contract. These costs have been adjusted for hotel acquisitions on the latter of January 1, 2010 or the dates the hotels began operations.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Ten, Inc.

By:	/s/ Glade M. Knight

Glade M. Knight,
Chief Executive Officer

July 20, 2011